FCI BOND FUND (FCIZX)

(the “Fund”)

Supplement dated July 6, 2020 to the

Prospectus and Statement of Additional Information dated January 28, 2020

In May 2020, Financial Counselors, Inc. (“FCI”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Unified Series Trust (“Trust”) that FCI intended to enter into an asset purchase agreement with Channel Investment Partners LLC (“Channel”) pursuant to which Channel would become the investment adviser to the Fund (the “Transaction”). The Asset Purchase Agreement was entered into as of June 30, 2020.

In anticipation of the Transaction, and to provide for continuity of management, on June 19, 2020, the Board approved a Management Agreement between the Trust and Channel (the “Channel Agreement”), subject to approval by the Fund’s shareholders.

FCI will remain the investment adviser to the Fund and current Management Agreement with FCI will remain in effect until the Channel Agreement is approved by the Fund’s shareholders.

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This Supplement and the Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2020, provide the relevant information a prospective investor should know about the Fund and should be retained for future reference. These documents have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-877-627-8504.